Exhibit 99.1

Combined Statements of Revenues and Certain Expenses

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closings I & II
For the Nine Months Ended September 30, 2009 (unaudited) and the Year Ended December 31, 2008
With Report of Independent Auditors

INDEX TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closings I & II
Report of Independent Auditors	1
Combined Statements of Revenues and Certain Expenses for the nine months ended September 30, 2009 (unaudited) and the year ended December 31, 2008	2
Notes to the Combined Statements of Revenues and Certain Expenses	3

REPORT OF INDEPENDENT AUDITORS
Management
CapitalSource Inc.

We have audited the accompanying combined statement of revenues and certain expenses of the Healthcare Real Estate Carve-out of CapitalSource Inc.: Closings I & II (the “Sale Properties”) for the year ended December 31, 2008.  The combined statement of revenues and certain expenses is the responsibility of the Sale Properties' management.  Our responsibility is to express an opinion on the combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement.  We were not engaged to perform an audit of the Sale Properties’ internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sale Properties’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the combined statement of revenues and certain expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a registration statement and/or Form 8-K of Omega Healthcare Investors, Inc. as described in Note 1, and is not intended to be a complete presentation of the Sale Properties’ combined revenues and expenses.

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Sale Properties for the year ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic combined statement of revenues and certain expenses taken as a whole.  The combining statement of revenues and certain expenses and other combining information appearing in conjunction with the combined statement of revenues and certain expenses are presented for purposes of additional analysis and are not a required part of the basic combined statement of revenues and certain expenses.  Such information has been subjected to the auditing procedures applied in our audit of the basic combined statement of revenues and certain expenses and, in our opinion, is fairly stated in all material respects in relation to the basic combined statement of revenues and certain expenses taken as whole.

/s/ Ernst & Young LLP

McLean, Virginia
December 18, 2009

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closings I & II

Combined Statements of Revenues and Certain Expenses

	Nine Months Ended September 30,	Year Ended December 31,
	2009	2008
	(unaudited)
	($ in thousands)
Revenues:
Operating lease income	$44,519	$59,467

Certain expenses:
Interest	7,010	14,342
Depreciation	14,911	20,008
General and administrative	3,799	4,766
Total expenses	25,720	39,116
Revenues in excess of certain expenses	$18,799	$20,351

See accompanying notes.

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closings I & II

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Note 1. Basis of Presentation

Presented herein are the combined statements of revenues and certain expenses of a significant portion of the healthcare-related assets and liabilities of CapitalSource Inc.’s (“CapitalSource”) direct real estate business owned by subsidiaries of CapitalSource Healthcare REIT (‘‘CHR’’) and CSE Mortgage LLC (“CSE Mortgage”), (collectively, the “Healthcare Real Estate Carve-out of CapitalSource Inc.: Closings I & II” or the “Sale Properties”) to be sold to Omega Healthcare Investors, Inc. (“OHI”), a publicly traded company, in consideration for shares of OHI, one or more notes receivable, assumption of debt and cash. The specific properties and terms of the sale are outlined in the Securities Purchase Agreement between CapitalSource and OHI. The Sale Properties will be sold to OHI in two closings, Closing I and Closing II, as outlined in the Securities Purchase Agreement.  The composition of each closing is defined below.

These combined statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations of the Sale Properties. Accordingly, the combined financial statements exclude certain expenses because they may not be comparable to those expected to be incurred in the future operations of the Sale Properties.  Items excluded consist primarily of allocated income tax charges and asset impairment charges, which may not be comparable to future operations.

The following table describes the composition of the Sale Properties:

Closing I
Operating Property	Location	Number of Licensed Beds
9100 Centennial Drive	Anchorage, AK	90
6060 East Iliff Avenue	Denver, CO	120
7723 Jasper Avenue	Jacksonville, FL	100
1620 East Helvenston Street	Live Oak, FL	180
1700 Monroe Avenue	Maitland, FL	180
4294 3rd Avenue	Marianna, FL	136
1415 South Hickory Street	Melbourne, FL	138
1735 North Treasure Drive	North Bay Village, FL	176
924 West 13th Street	Panama City, FL	120
2202 West Oak Avenue	Plant City, FL	120
3456 21st Avenue South	St. Petersburg, FL	57
321 13th Avenue North	St. Petersburg, FL	39
718 Lakeview Avenue South	St. Petersburg, FL	74
3479 54th Avenue North	St. Petersburg, FL	- (*)
1430 Pasadena Avenue South	St. Petersburg, FL	126
202 Avenue O NE	Winter Haven, FL	144
200 Short Street	Williamsport, IN	96
184 Main Street	Fairhaven, MA	100
340 Desoto Avenue	Clarksdale, MS	66
1122 North Eshman Avenue	West Point, MS	120
660 Desert Lane	Las Vegas, NV	138
640 Desert Lane	Las Vegas, NV	61
3215 East Cheyenne Avenue	N. Las Vegas, NV	182
11239 Waterville Street	Whitehouse, OH	90
905 Tower Road	Bristol, PA	174
4400 West Girard Avenue	Philadelphia, PA	180
181 Dunlap Road	Blountville, TN	170
700 Nuckolls Road	Bolivar, TN	134

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closings I & II

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Operating Property	Location	Number of Licensed Beds
197 Hospital Drive	Camden, TN	150
635 High Street	Huntingdon, TN	150
283 West Broadway Boulevard	Jefferson City, TN	170
3909 Covington Pike	Memphis, TN	233
118 Halliburton Road	Ripley, TN	144
2322 Morgan Avenue	Corpus Christi, TX	175
100 West Campus Drive	Crane, TX	110
1405 Holland Avenue	Houston, TX	148
8955 Long Point Road	Houston, TX	106
1341 Blalock Road	Houston, TX	240
2090 Bandera Highway	Kerrville, TX	150
1008 Citizens Trail	Texarkana, TX	123
50 Wolverton Avenue	Ripon, WI	105

Closing II
Operating Property	Location	Number of Licensed Beds
2055 Georgia St. East	Bartow, FL	120
755 Meadows Road	Boca Raton, FL	120
1902 59th Street West	Bradenton, FL	240
4411 North Habana Avenue	Tampa, FL	174
1111 South Highland Avenue	Clearwater, FL	120
1111 South Highland Avenue	Clearwater, FL	70
1270 Turner Street	Clearwater, FL	120
991 East New York Avenue	Deland, FL	60
545 West Euclid Avenue	Deland, FL	60
3250 Winkler Avenue	Ft. Myers, FL	120
114 3rd Street	Fort Walton Beach, FL	120
1414 59th Street	Gulfport, FL	120
13719 Dallas Drive	Hudson, FL	103
512 South 11th Street	Lake Wales, FL	120
610 East Bella Vista Drive	Lakeland, FL	120
1336 St. Andrews	Panama City, FL	160
401 East Sample Road	Pompano Beach, FL	194
51 West Sample Road	Pompano Beach, FL	127
950 Mellonville Avenue	Sanford, FL	114
1524 East Avenue South	Sarasota, FL	169
7045 Evergreen Woods Trail	Spring Hill, FL	120
7101 31st Street South	St. Petersburg, FL	152
4201 31st Street South	St. Petersburg, FL	120
550 62nd. Street	St. Petersburg, FL	120
15002 Hutchinson Road	Tampa, FL	120
300 15th Street	West Palm Beach, FL	99
515 Chesapeake Drive	Tarpon Springs, FL	120
1705 Jess Parrish Court	Titusville, FL	157
2629 Del Prado Boulevard	Cape Coral, FL	120
3387 Gulf Breeze Parkway	Gulf Breeze, FL	180
4343 Langley Avenue	Pensacola, FL	120
138 Sandestine Lane	Destin, FL	113
5951 Colonial Drive	Margate, FL	170

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closings I & II

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Operating Property	Location	Number of Licensed Beds
3107 North H Street	Pensacola, FL	155
103 Ruby Lane	Crestview, FL	60
6894 Pine Forest Road	Pensacola, FL	120
538 Menge Avenue	Pass Christian, MS	60
1199 Ocean Springs Road	Ocean Springs, MS	115
1304 Walnut Street	Waynesboro, MS	93
1530 Broad Avenue	Gulfport, MS	180

(*) The facility at this location is not currently in operation and, as such, there are no licensed beds associated with this facility.

In these combined financial statements, unless the context otherwise requires or indicates, references to ‘‘we,’’ ‘‘our,’’ and ‘‘us’’ refer to the Sale Properties.

Note 2. Summary of Significant Accounting Policies

Our financial reporting and accounting policies conform to U.S. generally accepted accounting principles (‘‘GAAP’’).

   We have conducted our subsequent events review through December 18, 2009.

Use of Estimates

The preparation of the combined statements of revenues and certain expenses in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosure of revenues and certain expenses of the Sale Properties during the reporting period. Actual results could differ from those estimates.

Principles of Combination

The accompanying financial statements reflect our combined accounts of the Sale Properties. All significant intercompany accounts and transactions have been eliminated.

Unaudited Interim Combined Financial Statement

The combined statement of revenues and certain expenses for the nine months ended September 30, 2009 is unaudited. In the opinion of management, all adjustments and eliminations, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period’s revenues in excess of certain expenses are not necessarily indicative of the results that ultimately may be achieved for the year.

Real Estate Investments

Depreciation is computed on a straight-line basis over the estimated useful life of the asset, which ranges from 10 to 40 years for buildings and improvements. Furniture and equipment related to our real estate investments are depreciated over seven and five year periods, respectively.

In assessing lease intangibles, we recognize above-market and below-market in-place lease values for acquired operating leases based on the present value of the difference between: (1) the contractual amounts to be received pursuant to the leases negotiated and in-place at the time of acquisition of the facilities; and (2) management’s estimate of fair market lease rates for the facility or equivalent facility, measured over a period equal to the remaining non-cancelable term of the lease. Factors to be considered for lease intangibles also include estimates of carrying costs during hypothetical lease-up periods, market conditions, and costs to execute similar leases. The capitalized above-market or below-market lease values are classified as intangible lease assets, net and lease obligations, net, respectively, and are amortized into operating lease income over the remaining non-cancelable term of each lease.

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closings I & II

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Operating Lease Income Recognition

Our real estate investments are leased to unrelated third parties through long-term, triple-net operating leases that typically include fixed rental payments, subject to escalation over the life of the lease. We recognize operating lease income on a straight-line basis over the non-cancelable term of the lease when collectability is reasonably assured. For the nine months ended September 30, 2009 and the year ended December 31, 2008, straight-line rental revenues for Closing I totaling $1.8 million (unaudited) and $2.7 million, respectively, and for Closing II totaling $1.5 million (unaudited) and $2.7 million, respectively, were recognized as a component of operating lease income in our combined statements of revenues and certain expenses.

We do not recognize any revenue on contingent rents until payments are received and all contingencies have been met.

Income Taxes

We expect that the Sale Properties will reside in a real estate investment trust under the Internal Revenue Code of 1986, and generally will not be subject to corporate income taxes to the extent it distributes at least 90% of its taxable income to its shareholders and complies with certain other requirements.  Accordingly, no provision has been made for federal income taxes in the accompanying statements of revenues and certain expenses.

Note 3. Combining Statements of Revenue and Certain Expenses

The following represents the supplemental combining statements of revenue and certain expenses for the Sale Properties, which includes properties to be sold to OHI in two closings, Closing I and Closing II for the nine months ended September 30, 2009 and the year ended December 31, 2008 ($ in thousands):

	Nine Months Ended September 30, 2009 (unaudited)
	Closing I	Closing II	Total

Revenues:
Operating lease income	$22,665	$21,854	$44,519

Certain expenses:
Interest	3,026	3,984	7,010
Depreciation	7,791	7,120	14,911
General and administrative	2,042	1,757	3,799
Total expenses	12,859	12,861	25,720
Revenues in excess of certain expenses	$9,806	$8,993	$18,799

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closings I & II

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	Year Ended December 31, 2008
	Closing I	Closing II	Total
Revenues:
Operating lease income	$30,280	$29,187	$59,467

Certain expenses:
Interest	4,929	9,413	14,342
Depreciation	10,516	9,492	20,008
General and administrative	2,372	2,394	4,766
Total expenses	17,817	21,299	39,116
Revenues in excess of certain expenses	$12,463	$7,888	$20,351

Note 4. Lease Commitments

The leases on our real estate investments expire at various dates through 2024 and typically include fixed rental payments that are subject to escalation over the life of the lease. As of December 31, 2008, we expected to receive future minimum rental payments from our non-cancelable operating leases as follows ($ in thousands):

	Closing I	Closing II	Total
2009	$34,657	$20,168	$54,825
2010	35,488	20,749	56,237
2011	36,146	21,347	57,493
2012	36,696	21,962	58,658
2013	37,491	22,595	60,086
Thereafter	202,497	67,727	270,224
Total	$382,975	$174,548	$557,523

Note 5.  Commitments and Contingencies

We had identified conditional asset retirement obligations primarily related to the future removal and disposal of asbestos that is contained within certain of our real estate investment properties. The asbestos is appropriately contained, and we believe we are compliant with current environmental regulations. If these properties undergo major renovations or are demolished, certain environmental regulations are in place, which specify the manner in which asbestos must be handled and disposed.

From time to time we are party to legal proceedings. We do not believe that any currently pending or threatened proceeding, if determined adversely to us, would have a material adverse effect on our combined statement of revenues and certain expenses.

Note 6.  Borrowings

Mortgage Debt

In connection with the property acquisition from REIT Solutions, Inc., we assumed mortgage debt with a total carrying value of $57.2 million as of the date of acquisition. The assumed debt agreements, which bear interest at a weighted average rate of 6.41%, are with Highland Mortgage Company (‘‘Highland’’) and are guaranteed by HUD. As of September 30, 2009 and December 31, 2008, the carrying amounts of this mortgage debt were $55.5 million and $56.0 million, including net premium balances of $1.7 million and $1.8 million, respectively.  Interest expense on this debt for the nine months ended September 30, 2009 and the year ended December 31, 2008 was $2.6 million and $3.6 million, respectively for Closing II. There is no mortgage debt associated with Closing I.

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closings I & II

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Subordinated Debt

In November 2006, in connection with the property acquisition from REIT Solutions, Inc., we entered into an aggregate of $20 million junior subordinated unsecured seller notes. The term of the notes is 15 years, and interest is payable quarterly at a fixed rate of 9.0%. The interest on these notes is due and payable only to the extent that there is rent being received from the tenants of the acquired properties to cover the interest expense related to this debt. Principal is due at the end of the 15-year period only to the extent that all rent has been paid for the 15-year term of the debt.  Interest expense on this debt for the nine months ended September 30, 2009 and the year ended December 31, 2008 was $1.4 million and $1.8 million, respectively for Closing II. There is no subordinated debt associated with Closing I.

Related Party Debt

In July 2006, we entered into promissory notes totaling $106.7 million with CSE Mortgage, $18.2 million related to Closing I and $88.5 million related to Closing II. Interest was payable quarterly at a variable rate of one-month LIBOR plus 3.00%, and principal was payable upon CSE Mortgage’s demand. In October 2008, we repaid all amounts outstanding under these notes.

In November 2007, we entered into 10-year mortgage loans totaling $59.4 million with CSE Mortgage. Interest is payable monthly at a variable rate of one-month LIBOR plus 2.30%. The one-month LIBOR is subject to a floor of 4.50%. Principal is payable at maturity in November 2017 and the loans are prepayable at our option and without penalty. This debt is related to the Closing I Sale Properties and remained outstanding as of September 30, 2009.

Note 7.  Related Party Transactions

For all periods presented, certain management, administrative and operational services of CapitalSource were shared between the Sale Properties and other CapitalSource operations. For purposes of financial statement presentation, the costs for these shared services have been allocated to the Sale Properties based on actual direct costs incurred and an allocation of indirect costs. CapitalSource’s management believes that the allocations are reasonable.  However, actual expenses may be materially different from the allocated expenses if the Sale Properties had operated as an unaffiliated stand-alone entity.

Our combined statements of revenues and certain expenses for the nine months ended September 30, 2009 and the year ended December 31, 2008 include the following related party income and expenses for Closing I and Closing II ($ in thousands):

Healthcare Real Estate Carve-out of CapitalSource Inc.: Closings I & II

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	Nine Months Ended September 30, 2009 (unaudited)
	Closing I	Closing II	Total

Allocated interest income(1)	$47	$27	$74
Related party interest expense(2)	3,026	—	3,026
Allocated general and administrative expenses(3)	1,561	1,423	2,984

(1)	Represents an allocation of interest income earned on cash held and managed by CapitalSource on our behalf.

(2)	Includes interest expense on related party debt issued by CSE Mortgage.

(3)
To facilitate operating efficiency, CapitalSource provides office space, equipment, certain administrative support, and other assistance to the Sale Properties. As a result, overhead expenses (including compensation and benefits) have been allocated to the Sale Properties at cost based on the relative value of its real estate assets to CapitalSource’s portfolio.

	Year Ended December 31, 2008
	Closing I	Closing II	Total

Allocated interest income(1)	$117	$56	$173
Related party interest expense(2)	4,929	4,033	8,962
Allocated general and administrative expenses(3)	2,229	2,018	4,247

(1)	Represents an allocation of interest income earned on cash held and managed by CapitalSource on our behalf.

(2)	Includes interest expense on related party debt issued by CSE Mortgage.

(3)
To facilitate operating efficiency, CapitalSource provides office space, equipment, certain administrative support, and other assistance to the Sale Properties. As a result, overhead expenses (including compensation and benefits) have been allocated to the Sale Properties at cost based on the relative value of its real estate assets to CapitalSource’s portfolio.